UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019

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NLIGHT, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
5408 NE 88th Street, Building E Vancouver, Washington 98665
(Address of principal executive offices, and zip code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Equity Awards and Amendments

On May 31, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of nLIGHT, Inc. (the “Company”) unanimously approved annual awards of restricted stock (“RSAs”) and performance restricted stock awards (“PRSAs”) and certain amendments to add performance metrics, to be determined by the Compensation Committee, to all outstanding grants of PRSAs (the “2018 PRSAs”) and performance-based restricted stock units under the Company’s 2018 Equity Incentive Plan (the “Plan”), including the 2018 PRSAs held by Scott Keeney, the Company’s president and chief executive officer, Ran Bareket, the Company’s chief financial officer, and Robert Martinsen, the Company’s chief technology officer.
The new annual RSAs (the “2019 RSAs”) and PRSAs (the “2019 PRSAs”) were awarded under the Plan to the Company’s named executive officers in the following amounts:

Name	Restricted Stock Award Shares	Performance-Based Restricted Stock Award Target Shares
Scott Keeney	120,000	60,000
Ran Bareket	53,333	26,667
Rob Martinsen	33,333	16,667
The first vesting date for the 2019 RSAs is June 1, 2020. Under each 2019 PRSA award agreement, the named executive officer will be granted an award equal to the target number of shares shown above (the “Target Shares”), which will be earned subject to the achievement of performance conditions, to be established by the Compensation Committee, during a performance period ending June 30, 2021. The 2019 RSAs and 2019 PRSAs otherwise have the same vesting schedule, including acceleration provisions, as the 2018 RSAs and 2018 PRSAs.
In addition, on May 31, 2019, the Compensation Committee approved an RSA of 30,000 shares to Ran Bareket. One-third of the RSA vests on June 1, 2020, and one-third of the RSA vests in annual installments thereafter, subject to continued service with the Company through each such vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)

Date:	June 4, 2019	By:	/s/ SCOTT KEENEY
Scott Keeney
President and Chief Executive Officer